SCOTSMAN HOLDINGS, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

                              AMENDED AND RESTATED
                        INCENTIVE STOCK OPTION AGREEMENT

        THIS AMENDED AND RESTATED INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") is made as of the 15th day of December, 1998, by and between Scotsman Holdings, Inc., a Delaware corporation (the "Company"), and ((FirstName)) ((LastName)) (the "Optionee").

        WHEREAS, the Company and its stockholders have approved the Scotsman Holdings, Inc. 1997 Employee Stock Option Plan (the "Plan"), pursuant to which the Company may, from time to time, enter into stock option agreements with certain of its employees eligible to participate in the Plan;

        WHEREAS, the Optionee is now in the employ of the Company or an Affiliate of the Company as a Key Employee, and the Company desires to have the Optionee remain in such employ and to afford the Optionee the opportunity to acquire, or enlarge, the Optionee's stock ownership in the Company so that the Optionee may have a direct proprietary interest in the Company's success; and

        WHEREAS, the Committee has, pursuant to its authority under the Plan, granted to the Optionee an Award in the form of an Incentive Stock Option to acquire up to the number of shares of the Company's Common Stock set forth in
SECTION 1 below in accordance with the provisions of the Plan and subject to the terms and conditions of the Plan and this Agreement.

        NOW, THEREFORE, in consideration of the mutual undertakings and obligations of the parties herein and other good and valuable consideration, the parties hereby agree as follows:

        1. Grant of Option. Subject to the terms, conditions and provisions of this Agreement and the Plan, the Company hereby grants to the Optionee an Option to purchase up to ((Shares)) shares of the Company's Common Stock, par value $.01 per share (this "Option"), which Option is intended to be an Incentive Stock Option. The Optionee accepts this Option subject to all of the terms, conditions and provisions of this Agreement and the Plan, and agrees to be bound and to abide by all requests, decisions and determinations of the Committee made in accordance with the Plan.

        2. The Plan. This Option is intended to conform in all respects with the terms of the Plan as presently written. Inconsistencies between this Option and the Plan will be resolved according to the terms of the Plan, a copy of which has been supplied to you.

        3. Option Price. The exercise price for the Option shall be $50.67 per share (the "Option Price").

        4. Exercise of the Option. The Option granted hereunder shall be exercised, in whole or in part, subject to the time and performance based vesting requirements set forth in EXHIBIT A and Sections 7 and 8 hereof, at any time during the term of the Option by delivering to the Secretary of the Company on any business day (the "Exercise Date"), written notice specifying the number of shares as to which the Option is being exercised (the "Exercised Shares") pursuant to the form on EXHIBIT B, accompanied by: (i) cash or check payable to the order of the Company for the aggregate Option Price of the Exercised Shares; or (ii) in the discretion of the Committee, shares of Common Stock of the Company (the "Stock Payment") with a Fair Market Value equal to or less than the aggregate Option Price of the Exercised Shares, plus cash or check payable to the order of the Company for an amount equal to that amount, if any, by which the aggregate Option Price for the Exercised Shares exceeds the Fair Market Value of the Stock Payment. If the Option granted hereunder is exercised in part, the Optionee must purchase no less than 100 shares at any one time.

        5. Taxes. The Company shall be entitled to require as a condition of delivery of the certificate representing the Exercised Shares that the Optionee remit an amount sufficient to satisfy all federal, state and other government taxes or withholding requirements; PROVIDED, FURTHER, that the Company shall have the right to withhold such sums from any compensation otherwise due to the Optionee.

        6. Issuance of Stock. Upon payment in full of the aggregate Option Price, the Company shall issue to the Optionee a certificate representing the Exercised Shares, in the form of fully paid and non-assessable Common Stock of the Company.

        7.            Termination of Employment.

           (a) Upon termination of employment of a Participant with the Company or an Affiliate, this Option shall, to the extent not previously exercised, terminate and become null and void, provided that:

                  (1) if the Participant shall die while in the employ of the Company or an Affiliate or during either the three month or one year period, whichever is applicable, specified in clause (2) below and at a time when such Participant was entitled to exercise any portion of this Option as herein provided, the legal representative of such Participant, or such person who acquired this Option by bequest or inheritance or by reason of the death of the Participant, shall have the right to exercise this Option, to the extent not previously exercised, in respect of any or all of such number of Shares that such Participant is entitled to purchase pursuant to this Option at the time of such Participant's death, at any time up to and including one year after the date of death; and

                  (2) if the employment of any Participant shall terminate by reason of the Participant's Retirement, Disability or dismissal other than for Cause, and while such Participant is entitled to exercise this Option, as herein provided, such Participant shall have the right to exercise this Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares that such Participant is entitled to purchase pursuant to this Option at the time of such termination, at any time up to and including (i) three months after the date of such termination of employment in the case of termination by reason of Retirement or dismissal other than for Cause and (ii) one year after the date of termination of employment in the case of termination by reason of Disability.

           (b) If a Participant voluntarily terminates his employment, or is discharged for Cause, any Option granted hereunder shall terminate.

           (c) If this Option shall be exercised by the legal representative of a deceased or a disabled Participant, or by a person who acquired this Option by bequest or inheritance or by reason of death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise this Option.

        8.            Acceleration of Vesting in Certain Circumstances.

           (a) For purposes hereof, a "change in control" shall be deemed to occur if: (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P., BT Investment Partners, Inc., and Scotsman Partners, L.P., or any of their affiliates or any combination thereof (collectively, the "Investor Group"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of all of the outstanding capital stock of the Company; or (ii) a sale of all or substantially all of the assets of the Company other than to an entity owned or controlled by the Investor Group is consummated; or (iii) any merger, consolidation, issuance of securities or purchase or sale of assets, the result of which would be the occurrence of any event described in clause (i) or
(ii) above, is consummated.

           (b) Upon the occurrence of (i) a change in control of the Company, or
(ii) the effective date of the Company's registration statement under the Securities Act of 1933, as amended (the Securities Act"), registering Common Stock in connection with an initial public offering (each an "acceleration event"): (a) unvested options subject to the time based vesting requirements shall immediately vest and become exercisable and (b) unvested options subject to the performance based vesting requirements shall immediately vest and become exercisable in the event that the cumulative EBITDA target (set forth in Exhibit
A) for the most recently completed fiscal year and for the year to date period (on a straight line pro-rata basis) ending on the month end immediately preceeding the measurement date have been achieved.

           (c) If, upon the occurrence of an acceleration event, at least 90% but less than 100% of the cumulative EBITDA target for the most recently completed fiscal year has been met, the performance based options shall vest proportionately as set forth in Exhibit A-1.

        9. Stockholders' Agreement. It is a condition to the effectiveness of this Option and the obligation of the Company to issue any Shares hereunder that the Participant shall have executed, on or prior to the date of the execution of this Agreement, the Amended and Restated Management Stockholders' and Optionholders' Agreement, dated as of September 14, 1998, by and among the Company, the Stockholders and Permitted Transferees (each as defined therein) as such agreement may be amended or restated (the "Stockholders Agreement"). If the Participant has not executed the Stockholders Agreement on or before the date hereof, this Option shall automatically and without any further notice terminate and be null and void.

        10. Term of Option. Subject to the terms, conditions and provisions of this

Agreement and the Plan, this Option shall terminate ten years from the date of grant on December 15, 2008.

        11. Non-Transferability of Option. This Option may be exercised only by the Participant and may not be assigned or transferred except as expressly provided in the Plan. Immediately upon any attempt to assign or transfer this Option, by operation of law or otherwise, in violation of this Agreement, this Option shall terminate and be null and void.

        12. No Rights of Stockholder. The Participant shall not be deemed a stockholder of the Company for any purpose until the shares of the Company's Common Stock subject to this Option have been issued to the Participant upon the exercise of this Option. The Participant shall have no obligation to exercise this Option.

        13. Common Stock Acquired for Investment. The Participant agrees that the Company may require the Participant to certify (in such form as the Company may specify) prior to each time or times the Exercised Shares are purchased that such Exercised Shares are being purchased by the Participant for investment and not with any intention of distributing the same. The stock certificates for any shares of Common Stock issued by the Company upon exercise of this Option shall be stamped, if appropriate, with a legend restricting transferability of the Shares in accordance with this Agreement and the Plan, the Securities Act of 1933, and any applicable state securities laws.

        14. Notice of Disposition. In the event the Participant makes a disposition (as that term is defined in Section 424(c) of the Code) of the Exercised Shares within two years from the date hereof or within one year from the date of acquiring such Exercised Shares, the Participant shall notify the Company of such disposition within thirty (30) days thereof.

        15. The Company's Rights. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure, or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        16. Recapitalization. In the event of a change in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, the committee may, in its sole and absolute discretion, make such adjustments to this Option as it deems appropriate.

        17.           Miscellaneous.

           (a) The Participant acknowledges that the exercise of this Option is subject to the Certificate of Incorporation and the Bylaws of the Company, as both may be amended from time to time, and any applicable federal or state laws, rules or regulations.

           (b) The Committee shall have the right, in its sole and absolute discretion, to alter or amend this Agreement, from time to time, in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of the Company's Common Stock pursuant to the Plan which are in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect. Any such alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Participant of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Participant and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

           (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, exclusive of its conflicts of law provisions.

           (d) The descriptive headings of the sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

           (e) Any notice or communication required to be given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to the Participant at the address contained in the records of the Company or to the Company at its principal office.

           (f) This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

           (g) This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


           (h) To the extent that any capitalized term used in this Agreement is not defined herein, it shall be given the meaning ascribed to such term in the Plan.

               IN WITNESS WHEREOF, the parties have executed this Agreement on _________ __, 1998, effective, as of the day and year first above written.

WITNESS:                               SCOTSMAN HOLDINGS, INC.


_________________________              By:_________________________________
                                           Gerard E. Holthaus
                                           President and Chief Executive Officer

                                       OPTIONEE


_________________________              By:_________________________________
                                           ((FirstName)) ((LastName))

                         REVISED AS OF DECEMBER 15, 1998
                    (SUPERCEDES PRIOR 1997-2001 EBITDA GOALS)

                                    EXHIBIT A
                             SCOTSMAN HOLDINGS, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

                 VESTING OF INCENTIVE STOCK OPTIONS (FOR 1997 SHARES GRANTED)

The award of Incentive Stock Options under this Agreement vest and become exercisable as follows:

                                  Performance-based Vesting for 50% of the
                   Shares subject to the Option, as follows:


                                                                                Cumulative
                                                          EBITDA Targets  *        EBITDA Targets **
                                                          --------------  -        -----------------

1.      Options for Shares become exercisable on          1997 - $91,142,000        $91,142,000
December 31, 1997 if the Company's 1997 EBITDA
target is achieved.

2.      Options for Shares become exercisable on          1998 - $118,591,000        $209,733,000
December 31, 1998 if the Company's 1998 EBITDA
target is achieved.

3.      Options for Shares become exercisable on          1999- $164,749,000        $374,482,000
December 31, 1999 if the Company's 1999 EBITDA
target is achieved.

4.      Options for Shares become exercisable on          2000 - $188,673,000        $563,155,000
December 31, 2000 if the Company's 2000 EBITDA
target is achieved.

5.      Options for Shares become exercisable on          2001 - $213,639,000        $776,794,000
December 31, 2001 if the Company's 2001 EBITDA
target is achieved.

                               TIME BASED VESTING
                               ------------------

                   for 50% of the Shares subject to the Option, as follows:

                           shares on December 31, 1997
                           shares on December 31, 1998
                           shares on December 31, 1999
                           shares on December 31, 2000
                           shares on December 31, 2001

*  Subject to annual Cap-X adjustments.

** If the Cumulative EBITDA Targets as of the most recently completed fiscal year and for the year to date period (on a straight line pro-rata basis) ending on the month end immediately preceeding the measurement date have been achieved, all unvested performance based Options shall immediately vest and become exercisable. For purposes hereof, the measurement date will be the earlier of the date on which audited financial statements for the year ended December 31, 2001 become available or upon the occurrence of a change in control or an initial public offering as defined in the Agreement.

                                   EXHIBIT A-1
                             SCOTSMAN HOLDINGS, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

                   PARTIAL VESTING OF INCENTIVE STOCK OPTIONS

        If over 90% but less than 100% of the Cumulative EBITDA Targets as of the most recently completed fiscal year and for the year to date period (on a straight line pro-rata basis) ending on the month end immediately preceeding the measurement date have been achieved, unvested performance based Options shall vest and become exercisable as set forth below.

PERCENTAGE OF CUMULATIVE            PERCENT  OF  UNVESTED PERFORMANCE  BASED
                                    OPTIONS EDITDA TARGETS ACHIEVED
                       VESTED & EXERCISABLE
--------------------------          ----------------------------------------
        at least 90                                50
        90.1 to 91                                 55
        91.1 to 92                                 60
        92.1 to 93                                 65
        93.1 to 94                                 70
        94.1 to 95                                 75
        95.1 to 96                                 80
        96.1 to 97                                 85
        97.1 to 98                                 90
        98.1 to 99                                 95
        at least 99.1                              100

                                    EXHIBIT A
                             SCOTSMAN HOLDINGS, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

                 VESTING OF INCENTIVE STOCK OPTIONS (FOR 1998 SHARES GRANTED)

The award of Incentive Stock Options under this Agreement vest and become exercisable as follows:

                            Performance-based Vesting
            for 50% of the shares subject to the Option, as follows:

                                                                                Cumulative
                                                     EBITDA Targets  *          EBITDA Targets  **
                                                     -----------------          ------------------
1.      Options for Shares becomes exercisable on    1998 - $118,591,000        $118,591,000
December 31, 1998 if the Company's 1998 EBITDA
target is achieved.

2.      Options for Shares become exercisable on     1999 - $164,749,000        $283,340,000
December 31, 1999 if the Company's 1999 EBITDA
target is achieved.

3.      Options for Shares become exercisable on     2000 - $188,673,000        $472,013,000
December 31, 2000 if the Company's 2000 EBITDA
target is achieved.

4.      Options for Shares become exercisable on     2001 - $213,639,000        $685,652,000
December 31, 2001 if the Company's 2001 EBITDA
target is achieved.

5.      Options for Shares becomes exercisable on    2002 - $238,900,000        $924,552,000
December 31, 2002 if the Company's 2002 EBITDA
target is achieved.

                               Time Based Vesting
                               ------------------

                   for 50% of the Shares subject to the Option, as follows:

                         10% shares on December 31, 1998
                         10% shares on December 31, 1999
                         10% shares on December 31, 2000
                         10% shares on December 31, 2001
                         10% shares on December 31, 2002

*  Subject to annual Cap-X adjustments.

** If the Cumulative EBITDA Targets as of the most recently completed fiscal year and for the year to date period (on a straight line pro-rata basis) ending on the month end immediately preceeding the measurement date have been achieved, all unvested performance based Options shall immediately vest and become exercisable. For purposes hereof, the measurement date will be the earlier of the date on which audited financial statements for the year ended December 31, 2002 become available or upon the occurrence of a change in control or an initial public offering as defined in the Agreement.

                                   EXHIBIT A-1
                             SCOTSMAN HOLDINGS, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

                   PARTIAL VESTING OF INCENTIVE STOCK OPTIONS

        If over 90% but less than 100% of the Cumulative EBITDA Targets as of the most recently completed fiscal year and for the year to date period (on a straight line pro-rata basis) ending on the month end immediately preceeding the measurement date have been achieved, unvested performance based Options shall vest and become exercisable as set forth below.

PERCENTAGE OF CUMULATIVE            PERCENT OF UNVESTED PERFORMANCE BASED
                                    OPTIONS EDITDA TARGETS ACHIEVED
                   VESTED & EXERCISABLE
------------------------            --------------------    ---------------
        at least 90                                50
        90.1 to 91                                 55
        91.1 to 92                                 60
        92.1 to 93                                 65
        93.1 to 94                                 70
        94.1 to 95                                 75
        95.1 to 96                                 80
        96.1 to 97                                 85
        97.1 to 98                                 90
        98.1 to 99                                 95
        at least 99.1                              100